Exhibit 10.9

CVENT, INC.

THIRD AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

July 15, 2011

8.5	Additional Parties	12
8.6	Continuity of Other Restrictions	12
8.7	Governing Law	13
8.8	Counterparts	13
8.9	Further Assurances	13
8.10	Conflict	13
8.11	Attorney’s Fees	13
8.12	Titles and Subtitles	13
8.13	Entire Agreement	13
8.14	Delays or Omissions	13
8.15	Telecopy Execution and Delivery	14
8.16	Jurisdiction; Venue	14
8.17	Aggregation	14
8.18	Effect on Prior Agreement	14
8.19	WAIVER OF JURY TRIAL	14

ii

CVENT, INC.

THIRD AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

This Third Amended and Restated Stockholders’ Agreement (this “Agreement”) is dated as of July 15, 2011, and is made by and among Cvent, Inc., a Delaware corporation (the “Company”) the individuals and entities listed on Exhibit A (each, a “Stockholder,” and collectively, the “Stockholders”).

RECITALS

WHEREAS, each Stockholder currently owns that number of shares of the Company’s Common Stock or Preferred Stock indicated beside such Stockholder’s name on Exhibit A hereto.

WHEREAS, the Company and certain of the Stockholders are parties to the Series A Preferred Stock Purchase Agreement of even date herewith, by and among the Company and the persons and entities listed on the Schedule of Stockholders thereto (the “Purchase Agreement”), and it is a condition to the closing of the transactions contemplated in the Purchase Agreement that the Company and the Stockholders execute and deliver this Agreement;

WHEREAS, the Company and certain of the Stockholders are parties to that certain Second Amended and Restated Stockholders’ Agreement, dated as of July 11, 2001, by and among the Company and the persons and entities listed on the exhibits thereto (the “Prior Stockholders’ Agreement”);

WHEREAS, the Prior Stockholders’ Agreement may be amended by the agreement of certain of the Stockholders who are parties to this Agreement pursuant to Section 10.4 of the Prior Stockholders’ Agreement (the “Requisite Parties”); and

WHEREAS, the signatories to this Agreement constitute the Requisite Parties pursuant to Section 3.3 of the Prior Stockholders’ Agreement and desire that this Agreement amend, restate, supersede and replace the Prior Stockholders’ Agreement, and by executing the signature pages hereto the Requisite Parties hereby provide their written consent thereof.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual promises, covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties therefore agree as follows:

SECTION 1

DEFINITIONS

1.1 Certain Definitions. For purposes of this Agreement, the following terms have the following meanings:

(a) “Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

(b) “Change of Control” means the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Company held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction or series of transactions.

(c) “Convertible Securities” means all then outstanding options, warrants, rights, convertible notes, preferred stock or other securities of the Company directly or indirectly convertible into or exercisable for shares of Common Stock.

(d) “Co-Sale Eligible Stockholder” means each Eligible Stockholder who has not exercised its right in Sections 3.2 and/or 3.3, as the case may be.

(e) “Days” means calendar days; provided that if any day on which a period specified in this Agreement would otherwise terminate falls on a weekend or a federal holiday, the term “day” shall mean the next business day.

(f) “Eligible Stockholder” means a Stockholder who or which, at the time in question, holds at least 10,000,000 Shares.

(g) “Preferred Stock” means the Series A Preferred Stock, par value $0.001 per share, of the Company.

(h) “Rights of Co-Sale” means the rights of co-sale provided to the Co-Sale Eligible Stockholders in Section 4.

(i) “Rights of First Refusal” means the rights of first refusal provided to the Company and the Eligible Stockholders in Section 3.

(j) “Seller” means any Stockholder proposing to Transfer Shares.

(k) “Shares” means all shares of Preferred Stock, Common Stock and Convertible Securities of the Company owned as of the date hereof or hereafter acquired by a Stockholder, as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations and the like and as measured on an as-converted-to-Common-Stock basis.

(l) “Transfer,” “Transferring,” “Transferred,” or words of similar import, mean and include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except:

(i) any transfers of Shares by a Seller to Seller’s spouse, ex-spouse, domestic partner, lineal descendant or antecedent, brother or sister, the adopted child or adopted grandchild, or the spouse or domestic partner of any child, adopted child, grandchild or adopted grandchild of Seller, or to a trust or trusts for the exclusive benefit of Seller or those members of Seller’s family specified in this Section 1.1(l)(i) or transfers of Shares by Seller by devise or descent; provided that, in all cases, the transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby as a Seller;

(ii) any bona fide gift effected for tax planning purposes, provided that the pledgee, transferee or donee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby as a Seller;

(iii) by operation of law;

(iv) (i) any transfer not involving a change in beneficial ownership or (ii) any transfers involving the distribution without consideration to (x) a constituent partner or a retired partner, or the estate of any such partner, of a Seller that is a partnership; (y) a parent, subsidiary or other affiliate of a Seller that is a corporation; or (z) a member or a retired member, or the estate of any such member, of a Seller that is a limited liability company; provided, that, in all cases, the transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby as was Seller;

(v) any transfer to the Company or an Eligible Stockholder pursuant to the terms of this Agreement; and

(vi) any repurchase of Shares by the Company pursuant to agreements under which the Company has the option to repurchase such Shares at no greater than the original purchase price thereof upon the occurrence of certain events, such as termination of employment.

If a Seller plans to make any of the above excepted transfers, then, prior to transferring its Shares, the Seller shall deliver to the Company a written notice stating: (i) Seller’s bona fide intention to make an excepted transfer of its Shares; (ii) the name, address and phone number of each proposed transferee; (iii) the aggregate number of Shares to be transferred to each proposed transferee; (iv) the section in this agreement upon which Seller is relying in making an excepted transfer and (v) evidence that the transferee or other recipient has executed a counterpart copy of this Agreement and has become bound hereby as a Seller. Notwithstanding the foregoing, no Seller shall transfer any Seller Shares to any entity which, in the determination of the Company’s board of directors, directly or indirectly competes with or is a supplier, customer, distributor to or otherwise has a business relationship with (excluding by virtue solely of being a stockholder of the Company), the Company.

SECTION 2

Restrictions on Transfer

2.1 General. Before a Seller may Transfer any Shares, Seller must comply with the provisions of Section 2.2, Section 3 and Section 4. Each Stockholder represents and warrants that it is the sole legal and beneficial owner of its Shares and, subject to any restrictions imposed under the Company’s certificate of incorporation or bylaws, or under any restricted stock purchase agreement with the Company, that no other person or entity has any interest (other than a community property interest) in such shares.

2.2 Notice of Proposed Transfer. Prior to Seller Transferring any of its Shares, Seller shall deliver to the Company and the Eligible Stockholders a written notice (the “Transfer Notice”) in substantially the form attached hereto as Exhibit B, stating: (i) Seller’s bona fide intention to Transfer such Shares; (ii) the name, address and phone number of each proposed purchaser or other transferee (each, a “Proposed Transferee”); (iii) the aggregate number of Shares proposed to be Transferred to each Proposed Transferee (the “Offered Shares”); (iv) the bona fide cash price or, in reasonable detail, other consideration for which Seller proposes to Transfer the Offered Shares (the “Offered Price”); and (v) each Eligible Stockholder’s right to exercise either its Right of First Refusal or its Right of Co-Sale (but not both rights) with respect to the Offered Shares.

SECTION 3

Right of First Refusal

3.1 Exercise by the Company.

(a) For a period of twenty (20) days (the “Initial Exercise Period”) after the last date on which the Transfer Notice is, pursuant to Section 8.1, deemed to have been delivered to the Company and all Eligible Stockholders, the Company shall have the right to purchase all or any part of the Offered Shares on the terms and conditions set forth in this Section 3. In order to exercise its right hereunder, the Company must deliver written notice to Seller within the Initial Exercise Period.

(b) Upon the earlier to occur of (i) the expiration of the Initial Exercise Period or (ii) the time when Seller has received written confirmation from the Company regarding its exercise of its Right of First Refusal, the Company shall be deemed to have made its election with respect to the Offered Shares, and the shares for which the Eligible Stockholders may exercise their Rights of First Refusal (as described below) shall be correspondingly reduced, if appropriate.

3.2 Initial Exercise by the Eligible Stockholders.

(a) Subject to the limitations of this Section 3.2, the Eligible Stockholders shall have the right to purchase, in the aggregate, all or any part of the Offered Shares not purchased by the Company pursuant to Section 3.1 (the “Remaining Shares”) on the terms and conditions set forth in this Section 3.

If the Company declines to exercise its Right of First Refusal with respect to all the Offered Shares, it must notify each Eligible Stockholder in writing upon the expiration of the Initial Exercise Period with respect to the Offered Shares or such earlier time as the Company waives its rights, and then the Eligible Stockholders shall have twenty (20) days after receipt of such written notice from the Company (the “Secondary Exercise Period”) with respect to any Offered Shares, to purchase the Remaining Shares at the same price and on the same terms that the Offered Shares were offered to the Proposed Transferees. Each Eligible Stockholder who elects to exercise his, her or its Right of First Refusal may do so by notifying the Company and the Seller in writing before expiration of such 20-day period as to the number of such shares that he, she or it wishes to purchase.

(b) To the extent the aggregate number of shares that the Eligible Stockholders desire to purchase (as evidenced in the written notices delivered to Seller) exceeds the Remaining Shares, each Eligible Stockholder so exercising will be entitled to purchase its pro rata share of the Remaining Shares, which shall be equal to that number of the Remaining Shares equal to the product obtained by multiplying (x) the number of Remaining Shares by (y) a fraction, (i) the numerator of which shall be the number of Shares held by such Eligible Stockholder on the date of the Transfer Notice and (ii) the denominator of which shall be the number of Shares held on the date of the Transfer Notice by all Eligible Stockholders (“Pro Rata ROFR Share”).

(c) Within five (5) days after the expiration of the Secondary Exercise Period, Seller will give written notice to the Company and each Eligible Stockholder specifying the number of Offered Shares to be purchased by the Company and each Eligible Stockholder exercising its Right of First Refusal (the “ROFR Confirmation Notice”). The ROFR Confirmation Notice shall also specify the number of Offered Shares not purchased by the Company or the Eligible Stockholder, if any, pursuant to Sections 3.1 and 3.2 (“Unsubscribed Shares”) and shall list each Participating Stockholder’s (as defined in Section 3.3) Subsequent Pro Rata Share (as described in Section 3.3) of any such Unsubscribed Shares.

3.3 Subsequent Exercise by the Eligible Stockholders. To the extent that there remain any Unsubscribed Shares, each Eligible Stockholder electing to exercise its right to purchase at least its full Pro Rata ROFR Share of the Remaining Shares under Section 3.2 (a “Participating Stockholder”) shall have a right to purchase all or any part of the Unsubscribed Shares; however, to the extent the aggregate number of shares that the Participating Stockholders desire to purchase (as evidenced in written notices delivered to the Seller) exceeds the remaining Unsubscribed Shares, each Participating Stockholder so exercising (an “Electing Participating Stockholder”) will be entitled to purchase that number of the Unsubscribed Shares equal to the product obtained by multiplying (x) the number of Unsubscribed Shares by (y) a fraction, (i) the numerator of which shall be the number of Shares held on the date of the Transfer Notice by such Electing Participating Stockholder and (ii) the denominator of which shall be the number of Shares held on the date of the Transfer Notice by all Electing Participating Stockholders (“Subsequent Pro Rata Share”); provided, however, if any Electing Participating Stockholder does not request to purchase its full Subsequent Pro Rata Share, the remaining portion of its allocation shall be reallocated among those Electing Participating Stockholders whose Subsequent Pro Rata Share allocations did not satisfy their requests, pro rata, as described above, and this procedure shall be repeated until each Electing Participating Stockholder’s request has been fulfilled or all of the Remaining Shares have been so allocated. In order to exercise its rights hereunder, such Electing Participating Stockholder must provide written notice to Seller with a copy to the Company and each Eligible Stockholder within seven (7) days after the expiration of the Subsequent Exercise Period (the “Subsequent Exercise Period”).

3.4 Purchase Price. The purchase price for the Offered Shares to be purchased by the Company or by an Eligible Stockholder exercising its Right of First Refusal under this Agreement will be the Offered Price, and will be payable as set forth in Section 3.5. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company, each Eligible Stockholder and Seller, absent fraud or error.

3.5 Closing; Payment. Subject to compliance with applicable state and federal securities laws, the Company and the Eligible Stockholders exercising their Rights of First Refusal shall effect the purchase of all or any portion of the Offered Shares, including the payment of the purchase price, within ten (10) days after the later of (i) delivery of the ROFR Confirmation Notice, (ii) Delivery of the Co-Sale Confirmation Notice (as defined in Section 4.1(c)), (iii) expiration of the Subsequent Exercise Period, and (iv) expiration of the Subsequent Co-Sale Period (as defined in Section 4.2) (the “Right of First Refusal Closing”); provided, however, that the Company hereby acknowledges that exercise of the Right of First Refusal pursuant to this Section 3 by certain Eligible Stockholders may subject the Company and/or such Eligible Stockholder to the filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and that such Eligible Stockholder may be prevented from exercising its rights under this Section 4.1(c) until the expiration or early termination of all waiting periods imposed by the HSR Act (“HSR Act Restrictions”). If on or before expiration of the Secondary Exercise Period, an Eligible Stockholder has sent a notice to the Company and the Seller in writing informing them as to the number of such shares that it wishes to purchase, and such Eligible Stockholder has not been able to complete the purchase of the Offered Shares as provided in Section 3 prior to the Right of First Refusal Closing because of HSR Act Restrictions, such Eligible Stockholder shall be entitled to complete the process of purchasing such Offered Shares in accordance with the procedures contained herein notwithstanding the fact that completion of such purchase would take place after the Right of First Refusal Closing Date. Payment of the purchase price will be made, at the option of the party exercising its Right of First Refusal, (i) in cash (by check), (ii) by wire transfer or (iii) by cancellation of all or a portion of any outstanding indebtedness of Seller to the Company or the Eligible Stockholder, as the case may be, or (iv) by any combination of the foregoing. At such Right of First Refusal Closing, Seller shall deliver to each of the Company and the Eligible Stockholders exercising their Rights of First Refusal, one or more certificates, properly endorsed for transfer, representing such Offered Shares so purchased.

3.6 Exclusion from Right of First Refusal. This Right of First Refusal shall not apply with respect to shares sold and to be sold (a) by Eligible Stockholders pursuant to the Right of Co-Sale (set forth in Section 4) or (b) after the four (4) year anniversary of the date hereof by any Stockholder who holds at least 29,000,000 Shares on the date hereof.

SECTION 4

Right of Co-Sale

4.1 Exercise by the Eligible Stockholders.

(a) Subject to the limitations of this Section 4, to the extent that the Company and the Eligible Stockholders do not exercise their respective Rights of First Refusal with respect to all or any part of the Offered Shares or the Remaining Shares, as applicable, pursuant to Section 3, then, each Eligible Stockholder shall have the right to participate in such sale of the Offered Shares which are not being purchased by the Company or the Eligible Stockholders pursuant to their respective Rights of First Refusal (“Residual Shares”), on the same terms and conditions as specified in the Transfer Notice, to the extent described in Section 4.1(b). Each Eligible Stockholder exercising its rights under this Section 4 (a “Selling Stockholder”) must have provided a written notice to Seller within the Initial Exercise Period indicating the number of shares it holds that it wishes to sell pursuant to this Section 4.1.

(b) To the extent the aggregate number of shares that the Selling Stockholders desire to sell (as evidenced by written notices delivered to Seller) exceeds the number of Residual Shares, each Selling Stockholder will be entitled to sell up to its pro rata share of the Residual Shares, which shall be equal to the product obtained by multiplying (x) the number of Residual Shares by (y) a fraction, (i) the numerator of which shall be the number of Shares held on the date of the Transfer Notice by such Selling Stockholder and (ii) the denominator of which shall be the number of Shares held on the date of the Transfer Notice by the Selling Stockholders plus the number of Shares held on the date of the Transfer Notice by Seller (“Pro Rata Co-Sale Share”).

(c) Within ten (10) days after the expiration of the Initial Exercise Period, Seller will give written notice to the Company and each Selling Stockholder specifying the number of Residual Shares to be sold by each Selling Stockholder exercising its Right of Co-Sale (the “Co-Sale Confirmation Notice”). The Co-Sale Confirmation Notice shall also specify the number of Residual Shares not being sold by the Selling Stockholders, if any, pursuant to Section 4 (the “Unsubscribed Residual Shares”) and shall list each Participating Co-Sale Stockholder’s (as defined in Section 4.2) Subsequent Pro Rata Co-Sale Share (as described in Section 4.2) of any such Unsubscribed Residual Shares.

4.2 Subsequent Election to Sell by the Selling Stockholders. To the extent that there remain any Unsubscribed Residual Shares, each Selling Stockholder electing to exercise its right to sell at least its full Pro Rata Co-Sale Share of the Residual Shares under Section 4.1 (a “Participating Co-Sale Stockholder”) shall have a right to sell all or any part of the Unsubscribed Residual Shares; however, to the extent the aggregate number of additional shares that the Participating Co-Sale Stockholders desire to sell (as evidenced in written notices delivered to the Seller) exceeds the Unsubscribed Residual Shares, each Participating Co-Sale Stockholder so exercising (an “Electing Participating Co-Sale Stockholder”) will be entitled to sell that number of the Unsubscribed Residual Shares equal to the product obtained by multiplying (x) the number of Unsubscribed Residual Shares by (y) a fraction, (i) the numerator of which shall be the number of Stockholder Shares held by such Electing Participating Co-Sale Stockholder on the date of the Transfer Notice and (ii) the denominator of which shall be the number of Stockholder Shares held on the date of the Transfer Notice by all Participating Co-Sale Stockholders (“Subsequent Pro Rata Co-Sale Share”); provided, however, if any Electing Participating Co-Sale Stockholder does not request to sell its full Subsequent Pro Rata Co-Sale Share, the remaining portion of its allocation shall be reallocated among those Electing Participating Co-Sale Stockholders whose Subsequent Pro Rata Co-Sale Share allocations did not satisfy their requests, pro rata, as described above, and this procedure shall be repeated until each Electing Participating Co-Sale Stockholder’s request has been fulfilled or all of the remaining Unsubscribed Residual Shares have been so allocated. In order to exercise its rights hereunder, such Electing Participating Co-Sale Stockholder must provide written notice to Seller with a copy to the Company and each Eligible Stockholder within twelve (12) days after expiration of the Initial Exercise Period (the “Subsequent Co-Sale Period”).

4.3 Closing; Consummation of the Co-Sale. Subject to compliance with applicable state and federal securities laws, the sale of the Residual Shares by the Selling Stockholders shall occur within ten (10) days after the later of (i) delivery of the Co-Sale Confirmation Notice and (ii) expiration of the Subsequent Co-Sale Period (the “Co-Sale Closing”). If a Selling Stockholder exercised the Right of Co-Sale in accordance with this Section 4, then such Selling Stockholder shall deliver to Seller at or before the Co-Sale Closing, one or more certificates, properly endorsed for Transfer, representing the number of Residual Shares to which the Selling Stockholder is entitled to sell pursuant to this Section 4. At the Co-Sale Closing, Seller shall cause such certificates or other instruments to be Transferred and delivered to the Transferee pursuant to the terms and conditions specified in the Transfer Notice, and Seller will remit, or will cause to be remitted, to each Selling Stockholder, at the Co-Sale Closing, that portion of the proceeds of the Transfer to which each Selling Stockholder is entitled by reason of each Selling Stockholder’s participation in such Transfer pursuant to the Right of Co-Sale.

4.4 Exclusion from Co-Sale Right. This Right of Co-Sale shall not apply with respect to Shares sold or to be sold (a) to Eligible Stockholders or the Company pursuant to the Right of First Refusal or (b) after the four (4) year anniversary of the date hereof by any Stockholder who holds at least 29,000,000 Shares on the date hereof.

4.5 Multiple Series, Class or Type of Stock. If the Offered Shares consist of more than one series, class or type of security, Seller has the right to Transfer hereunder each such series, class or type.

4.6 Seller’s Right To Transfer. If any of the Offered Shares remain available after the exercise of all Rights of First Refusal and all Rights of Co-Sale, then the Seller shall be free to Transfer, subject to Section 5, any such remaining shares to the Proposed Transferee at the Offered Price or a higher price in accordance with the terms set forth in the Transfer Notice; provided, however, that if the Offered Shares are not so Transferred during the seventy-two (72) day period immediately following the deemed delivery of the Transfer Notice, then Seller may not Transfer any of such remaining Offered Shares without complying again in full with the provisions of this Agreement.

SECTION 5

Conditions to Valid Transfer

5.1 Generally. Any attempt by any Seller to Transfer any Shares in violation of any provision of this Agreement will be void. No securities shall be transferred by Seller unless (i) such Transfer is made in compliance with all of the terms of this Agreement and all applicable federal and state securities laws and (ii) prior to such Transfer, the transferee or transferees sign a counterpart to this Agreement pursuant to which it or they agree to be bound by the terms of this Agreement. The Company will not be required to (i) transfer on its books any shares that have been Transferred in violation of any provisions of this Agreement or (ii) to treat as owner of such shares, or accord the right to vote or pay dividends to any purchaser, donee or other transferee to whom such shares may have been so Transferred.

5.2 Put Right. If a Seller Transfers any Seller Shares in contravention of the Right of Co-Sale under this Agreement (a “Prohibited Transfer”), or if the Proposed Transferee of Offered Shares desires to purchase a class, series or type of stock offered by Seller but not held by a Selling Stockholder, or the Proposed Transferee is unwilling to purchase any securities from a Selling Stockholder, such Selling Stockholder may, by delivery of written notice to such Seller (a “Put Notice”) within ten (10) days after the later of (i) the Co-Sale Closing and (ii) the date on which such Selling Stockholder becomes aware of the Prohibited Transfer or the terms thereof, require such Seller to purchase from such Selling Stockholder that number of Shares (subject to Section 5.2(b)) that is equal to the number of Residual Shares such Selling Stockholder would have been entitled to Transfer to the purchaser (the “Put Shares”). Such sale shall be made on the following terms and conditions:

(a) The price per share at which the Put Shares are to be sold to Seller shall be equal to the price per share that the Selling Stockholder would have received at the Co-Sale Closing of such Prohibited Transfer if such Selling Stockholder had sold such Put Shares at the Co-Sale Closing. Such purchase price of the Put Shares shall be paid in cash or such other consideration as Seller received in the Prohibited Transfer or at the Co-Sale Closing. Seller shall also reimburse the Selling Stockholder for any and all fees and expenses, including, but not limited to, legal fees and expenses, incurred pursuant to the exercise or attempted exercise of such Selling Stockholder’s Rights of Co-Sale pursuant to Section 4 or in the exercise of its rights under this Section 5.2 with respect to the Put Shares.

(b) The Put Shares of Stock to be sold to Seller shall be of the same class or type as Transferred in the Prohibited Transfer or at the Co-Sale Closing if such Selling Stockholder then owns securities of such class or type. If such Selling Stockholder does not own any of such class or type, the Put Shares shall be Shares.

(c) The closing of such sale to Seller will occur within ten (10) days after the date of such Selling Stockholder’s Put Notice to such Seller. At such closing, the Selling Stockholder shall deliver to Seller the certificate or certificates representing the Put Shares to be sold, each certificate to be properly endorsed for transfer, and immediately upon receipt thereof, such Seller shall pay the aggregate purchase price therefor, and the amount of reimbursable fees and expenses, as specified in Section 5.2(a).

SECTION 6

Restrictive Legend and Stop Transfer Orders

6.1 Legend. Each Stockholder understands and agrees that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Shares by such Stockholder:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE SOLD, DISPOSED OF OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH CERTAIN RIGHTS OF FIRST REFUSAL AND RIGHTS OF CO-SALE AS SET FORTH IN A STOCKHOLDERS’ AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF FIRST REFUSAL AND RIGHTS OF CO-SALE ARE BINDING ON TRANSFEREES OF THESE SHARES.

6.2 Stop Transfer Instructions. In order to ensure compliance with the restrictions referred to herein, each Seller agrees that the Company may issue appropriate “stop transfer” certificates or instructions in the event of a Transfer in violation of any provision of this Agreement and that it may make appropriate notations to the same effect in its records.

SECTION 7

TERMINATION

7.1 Termination. The Eligible Stockholders’ Rights of First Refusal and Rights of Co-Sale shall terminate upon the earliest to occur of (i) the closing of an Initial Public Offering (as defined below), (ii) the date on which this Agreement is terminated by a writing executed by holders of at least eighty-two percent (82%) of the Shares then held by the Stockholders (on an as converted to common basis), (iii) the dissolution or winding-up of the Company, or (iv) immediately prior to the effective date of a Change of Control. The Company’s Right of First Refusal will terminate upon the earliest to occur of (i) a written election of the Company pursuant to an action by the Board of Directors, or (ii) the occurrence of any of (i), (iii) or (iv) in the preceding sentence. An “Initial Public Offering” means the Company’s first bona fide, firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Shares.

SECTION 8

MISCELLANEOUS

8.1 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to a Stockholder) or otherwise delivered by hand, messenger or courier service addressed:

(a) if to a Stockholder, to the Stockholder’s address as shown in the exhibits to this Agreement or in the Company’s records, as may be updated in accordance with the provisions hereof;

(b) if to any other holder of Company securities subject to this Agreement, to such address as shown in the exhibits to this Agreement or in the Company’s records, or, until any such holder so furnishes an address to the Company, then to the address of the last holder of such securities for which the Company has contact information in its records; or

(c) if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at 8180 Greensboro Drive, Suite 900, McLean, VA 22102, or at such other current address as the Company shall have furnished to the Stockholders, Sellers or other such holders, with a copy (which shall not constitute notice) to Mark R. Fitzgerald, Wilson Sonsini Goodrich & Rosati, Professional Corporation, 1700 K Street, NW, Fifth Floor, Washington, DC 20006-8317.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

Subject to the limitations set forth in Delaware General Corporation Law §232(e), each Stockholder or other security holder consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws by (i) facsimile telecommunication to the facsimile number set forth in the exhibits to this Agreement (or to any other facsimile number for the Stockholder or other security holder in the Company’s records), (ii) electronic mail to the electronic mail address set forth in the exhibits to this Agreement (or to any other electronic mail address for the Stockholder or other security holder in the Company’s records), (iii) posting on an electronic network together with separate notice to the Stockholder or other security holder of such specific posting or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the Stockholder or other security holder. This consent may be revoked by a Stockholder or other security holder by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law §232.

8.2 Successors and Assigns. Notwithstanding any other provision elsewhere, this Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Stockholder without the prior written consent of the Company, provided, however, that the rights of any Stockholder hereunder may be assigned without such prior written consent (i) to any other Stockholder or (ii) to a partner, member, limited partner, retired partner, retired member, stockholder or affiliate or investment fund within the same fund group of such Stockholder. Any attempt by a Stockholder without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

8.3 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

8.4 Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by (i) the Company, and (ii) Stockholders holding eighty-two percent (82%) of the Shares held by all Stockholders; provided, however, that Stockholders purchasing Shares after the Closing (as such term is defined in the Purchase Agreement) may become parties to this Agreement by executing a counterpart of this Agreement, without any amendment of this Agreement, pursuant to this paragraph or any consent or approval of any other Stockholder; and provided, further, that the consent of the Stockholders shall not be required for any amendment, waiver, discharge or termination if such amendment, waiver, discharge or termination does not apply to the Stockholders. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon the Company, the Stockholders and each future holder of shares of Shares with rights under this Agreement and their respective successors and permitted assigns, whether or not such party, other shareholder, successor or assignee entered into or approved such amendment, waiver, discharge or termination. Each Stockholder acknowledges that by the operation of this paragraph, (i) the Company, and (ii) Stockholders holding eighty-two percent (82%) of the Shares held by all Stockholders (excluding any of such shares that have been sold to the public or pursuant to Rule 144) will collectively have the right and power to diminish or eliminate the rights of such Stockholder under this Agreement. The Company shall give prompt written notice of any amendment, waiver, discharge or termination hereunder to any party hereto that did not consent in writing to such amendment, waiver, discharge or termination.

8.5 Additional Parties. Following the effective date of this Agreement, the Company agrees to cause each individual, corporation, limited liability company, partnership or other entity who comes to hold at least 1,500,000 Shares to become a party to this Agreement and be deemed a “Stockholder” hereunder, and no amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Stockholder shall be required as a condition to such Stockholder’s execution and delivery of an additional counterpart signature page to this Agreement.

8.6 Continuity of Other Restrictions. Any Shares not purchased by the Company or any Eligible Stockholder pursuant to their Right of First Refusal hereunder will continue to be subject to all other restrictions imposed upon such Shares hereunder and by law, including any restrictions imposed under the Company’s certificate of incorporation or bylaws, or by agreement.

8.7 Governing Law. This Agreement and any controversy arising out of this Agreement shall be governed in all respects by the internal laws of the State of Delaware without regard to principles of conflicts of law.

8.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

8.9 Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

8.10 Conflict. In the event of any conflict between the terms of this Agreement and the Company’s certificate of incorporation or its bylaws, the terms of the Company’s certificate of incorporation or its bylaws, as the case may be, will control. In the event of any conflict between the terms of this Agreement and any other agreement to which a Stockholder is a party or by which such Stockholder is bound, the terms of this Agreement will control. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

8.11 Attorney’s Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all reasonable fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

8.12 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto.

8.13 Entire Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

8.14 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

8.15 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

8.16 Jurisdiction; Venue. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Fairfax County in the Commonwealth of Virginia (or in the event of exclusive federal jurisdiction, the United States District Court for the Eastern District of Virginia).

8.17 Aggregation. All Shares of the Company held or acquired by affiliated entities or persons of a Stockholder (including but not limited to (i) a constituent partner or a retired partner of a Stockholder that is a partnership; (ii) a parent, subsidiary or other affiliate of a Stockholder that is a corporation; (iii) an immediate family member living in the same household, a descendant, or a trust, in the case of a Stockholder who is an individual; or (iv) a member of a Stockholder that is a limited liability company) shall be aggregated together for the purpose of determining the availability of any rights under this Agreement which are triggered by the beneficial ownership of a threshold number of shares of the Company’s capital stock.

8.18 Effect on Prior Agreement. Upon the execution and delivery of this Agreement by the Requisite Parties, the Prior Stockholders’ Agreement shall be amended and restated in its entirety as set forth in this Agreement.

8.19 WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(signature page follows)

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

CVENT, INC.
a Delaware corporation

By:	/s/ Rajeev K. Aggarwal
Name:	Rajeev K. Aggarwal
Title:	Chief Executive Officer

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

GREENSPRING GLOBAL PARTNERS IV-A. L.P.

By:	Greenspring General Partner IV, L.P.
By:	Greenspring GP IV, LLC

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	CFO

GREENSPRING GLOBAL PARTNERS IV-B, L.P.

By:	Greenspring General Partner IV, L.P.
By:	Greenspring GP IV, LLC

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	CFO

GREENSPRING GLOBAL PARTNERS IV-C, L.P.

By:	Greenspring General Partner IV, L.P.
By:	Greenspring GP IV, LLC

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	CFO

GREENSPRING CROSSOVER VENTURES I, L.P.

By:	Greenspring Crossover Ventures I GP, L.P.
By:	Greenspring Crossover Ventures I GP, LLC

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	CFO

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

INSIGHT VENTURE PARTNERS VII, L.P.

By:	Insight Venture Associates VII, L.P. General Partner
By:	Insight Venture Associates VII, Ltd. General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE PARTNERS (CAYMAN) VII, L.P.

By:	Insight Venture Associates VII, L.P. General Partner
By:	Insight Venture Associates VII, Ltd. General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE PARTNERS VII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VII, L.P. General Partner
By:	Insight Venture Associates VII, Ltd. General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE PARTNERS (DELAWARE) VII, L.P.

By:	Insight Venture Associates VII, L.P. General Partner
By:	Insight Venture Associates VII, Ltd. General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

NEW ENTERPRISE ASSOCIATES 13, LIMITED PARTNERSHIP

By:	NEA Partners 13, Limited Partnership General Partner
By:	NEA 13 GP, LTD General Partner

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Chief legal officer

NEA VENTURES 2011, LIMITED PARTNERSHIP

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Vice - President

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Rajeev Aggarwal
(Print Stockholder name)

/s/ Rajeev Aggarwal
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Charles V. Ghoorah
(Print Stockholder name)

/s/ Charles V. Ghoorah
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

MARIA LAURA ACEBAL
(Print Stockholder name)

/s/ MARIA LAURA ACEBAL
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Scott Ackley
(Print Stockholder name)

/s/ Scott Ackley
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Manjula Aggarwal
(Print Stockholder name)

/s/ Manjula Aggarwal
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Robert Anderson
(Print Stockholder name)

/s/ Robert Anderson
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Edward J. Mathias
(Print Stockholder name)

/s/ Edward J. Mathias
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Avatar Capital - Cvent LLC
(Print Stockholder name)

/s/ Roger A. Sawhney
(Signature)

Roger A. Sawhney
(Print name of signatory, if signing for an entity)

Managing Member
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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Avcap - Cvent LLC
(Print Stockholder name)

/s/ Roger A. Sawhney
(Signature)

Roger A. Sawhney
(Print name of signatory, if signing for an entity)

Managing Member
(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Siddhartha Banerjee
(Print Stockholder name)

/s/ Siddharta Banerjee
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

SANJU BANSAL
(Print Stockholder name)

/s/ SANJU BANSAL
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Danielle Scheer Barr
(Print Stockholder name)

/s/ Danielle Scheer Barr
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Stephen M. Beamer
(Print Stockholder name)

/s/ Stephen M. Beamer
(Signature)

(Print name of signatory, if signing for an entity)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

BIRCHMERE VENTURES II LP
(Print Stockholder name)

By:	BV Management II LP, its general partner
By:	BV Holdings, LLC, its general partner

By:	/s/ Ned Renzi
(Signature)

Name:	Ned Renzi
(Print name of signatory, if signing for an entity)

Title:	Partner
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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

CHRISTINA S. CADAY
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/s/ CHRISTINA S. CADAY
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Aaron Carlo
(Print Stockholder name)

/s/ Aaron Carlo
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

JENNY CHEN
(Print Stockholder name)

/s/ JENNY CHEN
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

CI2-CVENT
(Print Stockholder name)

/s/ Andrew Sachs
(Signature)

Andrew Sachs
(Print name of signatory, if signing for an entity)

President
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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Lynette L Cox
(Print Stockholder name)

/s/ Lynette L Cox
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Elizabeth D. Cho AKA ED CROWDER
(Print Stockholder name)

/s/ Elizabeth D. Cho
(Signature)

(Print name of signatory, if signing for an entity)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Cvent Investors I LLC
(Print Stockholder name)

/s/ ROGER A. SAWHNEY
(Signature)

ROGER A. SAWHNEY
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Managing Member
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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Cvent Investors II LLC
(Print Stockholder name)

/s/ ROGER A. SAWHNEY
(Signature)

ROGER A. SAWHNEY
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Managing Member
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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

William W. Davis, Sr.
(Print Stockholder name)

/s/ William W. Davis, Sr.
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

WENQING DENG
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/s/ WENQING DENG
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

John DeSarbo
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/s/ John DeSarbo
(Signature)

(Print name of signatory, if signing for an entity)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Eric T. Eden
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/s/ Eric T. Eden
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

RAJIV ENAND
(Print Stockholder name)

/s/ RAJIV ENAND
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Todd Fein
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/s/ Todd Fein
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Peter Floros
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/s/ Peter Floros
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

DANIEL C. GEDACHT
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/s/ DANIEL C. GEDACHT
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

ANDREA GHOORAH
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/s/ ANDREA GHOORAH
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Robert Ghoorah
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/s/ Robert Ghoorah
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Global Internet Ventures, LLC
(Print Stockholder name)

/s/ William N. Melton

William N. Melton
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Director
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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Amanda Goldblatt
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/s/ Amanda Goldblatt
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

GREENOAKS VENTURES LLC
(Print Stockholder name)

/s/ NITIN T. MEHTA
(Signature)

NITIN T. MEHTA
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MANAGER
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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Carl F. Hilker III
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/s/ Carl F. Hilker III
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Ana Ramaswamy Hite
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/s/ Ana Ramaswamy Hite
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

David H. Holtzman
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/s/ David H. Holtzman
(Signature)

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(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Nancy Huang
(Print Stockholder name)

/s/ Nancy Huang
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Yuwen Hwang
(Print Stockholder name)

/s/ Yuwen Hwang
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Leena Jobanputra
(Print Stockholder name)

/s/ Leena Jobanputra
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

JOHN W. JUDGE
(Print Stockholder name)

/s/ JOHN W. JUDGE
(Signature)

(Print name of signatory, if signing for an entity)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Brian Kosem
(Print Stockholder name)

/s/ Brian Kosem
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

THOMAS KRAMER
(Print Stockholder name)

/s/ THOMAS KRAMER
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Eric Lail
(Print Stockholder name)

/s/ Eric Lail
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Edward Lang
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/s/ Edward Lang
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

DANIEL C. LAPUS
(Print Stockholder name)

/s/ DANIEL C. LAPUS
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Suzanne E. Lowe
(Print Stockholder name)

/s/ Suzanne E. Lowe
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

MICHAEL Y. LU
(Print Stockholder name)

/s/ MICHAEL Y. LU
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Yunmei Lu
(Print Stockholder name)

/s/ Yunmei Lu
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Brian Ludwig
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/s/ Brian Ludwig
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

BHARET MALHOTRA
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/s/ BHARET MALHOTRA
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

MICROSTRATEGY INCORPORATED *
(Print Stockholder name)

/s/ DOUGLAS K. THEDE
(Signature)

DOUGLAS K. THEDE
(Print name of signatory, if signing for an entity)

EVP, FINANCE & CFO
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*	SUCCESSOR TO AVENTINE

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Roger Mody
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/s/ Roger Mody
(Signature)

(Print name of signatory, if signing for an entity)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

MORGAN E. O’BRIEN
(Print Stockholder name)

/s/ MORGAN E. O’BRIEN
(Signature)

(Print name of signatory, if signing for an entity)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Christopher S. Palmisano
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/s/ Christopher S. Palmisano
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

MARSHA S. PINSON
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/s/ MARSHA S. PINSON
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

William Lewis Pipkin
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/s/ William Lewis Pipkin
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Gregory R. Pobst
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/s/ Gregory R. Pobst
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Robert J. Pron
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/s/ Robert J. Pron
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Juan P. Pulido
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/s/ Juan P. Pulido
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

ANIL PUNYAPU
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/s/ ANIL PUNYAPU
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

DAVID QUATTRONE
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/s/ DAVID QUATTRONE
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

REGGIE AND DHARINI AGGARWAL IRREVOCABLE TRUST (2011)
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/s/ SANJEEV AGGARWAL
(Signature)

SANJEEV AGGARWAL
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TRUSTEE
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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

REGGIE AGGARWAL GRANTOR RETAINED ANNUITY TRUST
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/s/ SANJEEV AGGARWAL
(Signature)

SANJEEV AGGARWAL
(Print name of signatory, if signing for an entity)

TRUSTEE
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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

NANCY P. ROSENBAUM
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/s/ NANCY P. ROSENBAUM
(Signature)

NANCY P. ROSENBAUM
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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Sanjeev K Bansal Grantor Retained Annuity Trust

SANJU BANSAL
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/s/ SANJU BANSAL
(Signature)

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Trustee
(Print title of signatory, if signing for an entity)

Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Roger A. Sawhney
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/s/ Roger A. Sawhney
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Ajay B. Shah and Lata K. Shah as Trustees of The Ajay B. Shah & Lata K. Shah 1996 Trust, DTD 5/28/96
(Print Stockholder name)

/s/ LATA KRISHNAN	/s/ AJAY SHAH

(Signature)

LATA KRISHNAN	AJAY SHAH

(Print name of signatory, if signing for an entity)

Trustee	Trustee

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Nimisha Shah
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/s/ Nimisha Shah
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Kerry Shannon (Ott)
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/s/ Kerry Shannon (Ott)
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

PAUL S SHERBACOW
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/s/ PAUL S SHERBACOW
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Saurabh Singh
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/s/ Saurabh Singh
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Spencer Anders Smith
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/s/ Spencer Anders Smith
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Kenneth P. Sommer
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/s/ Kenneth P. Sommer
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

DWAYNE SYE
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/s/ DWAYNE SYE
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

SYS Ventures LLC
(Print Stockholder name)

/s/ JAY S. CHAUDHRY
(Signature)

JAY S. CHAUDHRY
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Managing Member
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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

ASHOK K. TRIVEDI
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/s/ ASHOK K. TRIVEDI
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Linda A. Trude
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/s/ Linda A. Trude
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

DAVID S. WADDEN
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/s/ DAVID S. WADDEN
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

SUNIL WADHWANI
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/s/ SUNIL WADHWANI
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

Eric Wallace
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/s/ Eric Wallace
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

ADIL ZAINULBHAI
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/s/ ADIL ZAINULBHAI
(Signature)

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Signature Page to Third Amended and Restated Stockholders’ Agreement

The parties are signing this Third Amended and Restated Stockholders’ Agreement as of the date stated in the introductory clause.

STOCKHOLDER

William W. Davis, Sr., Living Trust
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/s/ William W. Davis, Sr. / Living Trust
(Signature)

William W. Davis, Sr. - Trustee
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Signature Page to Third Amended and Restated Stockholders’ Agreement

EXHIBIT A

STOCKHOLDERS

Greenspring Global Partners IV-A, L.P.

Greenspring Global Partners IV-B, L.P.

Greenspring Global Partners IV-C, L.P.

Greenspring Crossover Ventures I, L.P.

Insight Venture Partners VII, L.P.

Insight Venture Partners VII (Co-Investors), L.P.

Insight Venture Partners (Delaware) VII, L.P.

New Enterprise Associates 13, Limited Partnership

NEA Ventures 2011, Limited Partnership

Rajeev K. Aggarwal

Charles Ghoorah

Maria Acebal

Scott M Ackley

Manjula Aggarwal

Robert Anderson

Edward Mathias

Avatar Capital – Cvent LLC

Avcap – Cvent LLC

Aventine, Inc.

Sid Banerjee

Sanju K. Bansal

Danielle Scheer Barr

Stephen Beamer

Birchmere Ventures II, LP

Christina Caday

Aaron Carlo

Jenny Chen

Capital Investors II

Lynette Cox

Elizabeth Crowder Cho

Cvent Investors I LLC

Cvent Investors II LLC

William W. Davis, Sr.

Wenqing Deng

John Desarbo

Eric Eden

Rajiv Enand

Todd M. Fein

Peter Floros

Daniel C. Gedacht

Andrea Ghoorah Sieminski

Robert Ghoorah

Global Internet Ventures LLC

Greenoaks Ventures LLC

Carl F. Hilker, III

Ana Ramaswamy-Hite

David Holtzman

Nancy Huang

Yu-Wen Hwang

Leena Jobanputra

John W. Judge

Amanda Goldblatt

Brian Kosem

Thomas Kramer

Eric L. Lail

Edward S. Lang

Daniel Lapus

Suzanne Lowe

May Lu

Michael Lu

Brian Ludwig

Bharet Malhotra

Morgan O’Brien

Christopher S. Palmisano

Marsha S Pinson

William Lewis Pipkin

Roger Mody

Gregory R. Pobst

Robert Pron

Juan Pablo Pulido

Anil Punyapu

David Quattrone

Reggie and Dharini Aggarwal Irrevocable Trust

Reggie Aggarwal Grantor Retained Annuity Trust

Nancy Rosenbaum

Sanjeev K. Bansal Grantor Retained Annuity Trust

Roger A. Sawhney

Nimisha Shah

The Ajay B. Shah & Lata K. Shah 1996 Trust

Ajay B. Shah & Lata K. Shah, Trustees

Kerry Shannon Ott

Paul S. Sherbacow

Saurabh Singh

Spencer Anders Smith

Ken Sommer

Dwayne Sye

SYS Ventures LLC

Ashok K. Trivedi

Linda Trude

David Wadden

Sunil Wadhwani

Eric Wallace

Adil Zainulbhai

EXHIBIT B

FORM OF

NOTICE OF SHARE TRANSFER

Notice of Transfer

I intend to transfer shares of the Company’s stock as indicated below (the “Offered Shares”).

Notice of Rights

Pursuant to the Third Amended and Restated Stockholders’ Agreement, dated as of July [15], 2011 (the “Agreement”), I write to inform you of your Right of First Refusal and your Right of Co-Sale (each as defined in the Agreement) with respect to the Offered Shares. If you choose to do so, you may exercise one (but not both) of these rights with respect to the Offered Shares by returning this notice to me, at the address below, with a copy to Cvent, Inc. If you decline your right to do so, you do not need to return anything. Your failure to return this notice on a timely basis will indicate that you have declined to exercise your Right of First Refusal and Right of Co-Sale with respect to the Offered Shares.

Election

I exercise my Right of First Refusal	☐

I exercise my Right of Co-Sale	☐

I wish to (circle one, not both) buy / sell shares of stock.

Description of Transfer

1.	Type and aggregate number of shares to be transferred:

2.	Type of transfer (please check one):

☐	Sale

☐	Other. Describe:

3.	Proposed transferees:

	Name and address	Type, amount and price of shares

1.	[insert name of proposed transferee]	[enter amount, type and price of shares]
[insert address of proposed transferee]
[insert phone number of proposed transferee]

2.	[insert name of proposed transferee]	[enter amount, type and price of shares]
[insert address of proposed transferee]
[insert phone number of proposed transferee]

4.	Consideration:

•	Total cash consideration:

•	Total fair market value of non-cash consideration (if any) as of the date of the notice:

•	Describe any non-cash consideration in reasonable detail:

[Specify applicable return dates for the notice]. There will be no extension of this deadline.

[Enter seller’s name and address]

[Enter the company’s address and contact person]